EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report of Texas Industries, Inc. (the “Company”) on Form 10-Q for the period ended February 28, 2013 (the “Report”), I, Melvin G. Brekhus, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2013	/s/ Melvin G. Brekhus
Melvin G. Brekhus
President and Chief Executive Officer